UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2025

ORCHESTRA BIOMED HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39421 (Commission File Number)	92-2038755 (IRS Employer Identification No.)

150 Union Square Drive
New Hope, Pennsylvania 18938
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (215) 862-5797

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OBIO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On April 22, 2025, Orchestra BioMed Holdings, Inc. (the “Company”) issued a press release (the “BDD Press Release”) announcing that the U.S. Food and Drug Administration (the “FDA”) granted Breakthrough Device Designation (“BDD”) for the Company’s Atrioventricular Interval Modulation (“AVIM”) therapy product candidate to treat hypertension in patients indicated for a pacemaker.

On April 29, 2025, the Company issued a press release (the “IDE Press Release”) announcing that the FDA granted an investigational device exemption (“IDE”) amendment to initiate an updated design of the Company’s planned clinical trial (the “Virtue Trial”) for its product candidate Virtue Sirolimus Infusion™ Balloon (“Virtue SAB”) for the treatment of Coronary In-Stent Restenosis (“ISR”).

A copy of the BDD Press Release and the IDE Press Release are attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 99.1 and Exhibit 99.2, respectively, and are each incorporated herein solely for purposes of this Item 7.01 disclosure.

The information in Item 7.01 of this Current Report, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1 and Exhibit 99.2, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 8.01.	Other events.

Breakthrough Device Designation for AVIM Therapy

On April 22, 2025, the Company announced that it had received BDD for an implantable system to deliver AVIM therapy using conduction system pacing to reduce blood pressure in patients with preserved left ventricular systolic function (ejection fraction >50%) and uncontrolled hypertension with increased ten-year atherosclerotic cardiovascular disease risk (>20%), despite the use of anti-hypertensive medications or in patients who may have intolerance to anti-hypertensive medications (the “AVIM therapy BDD”). The Company believes the AVIM therapy BDD applies to an estimated U.S. population of over 7.7 million patients with uncontrolled hypertension and increased cardiovascular risk.

AVIM therapy is currently being evaluated under an FDA investigational device exemption (“IDE”) in the BACKBEAT global pivotal study, which is being conducted by Orchestra BioMed in collaboration with Medtronic. The BACKBEAT pivotal study is enrolling pacemaker-indicated patients with uncontrolled hypertension despite the use of anti-hypertensive medication, a key subpopulation under the AVIM therapy BDD for which Orchestra BioMed believes AVIM therapy may offer optimal clinical benefit.

The FDA Breakthrough Devices Program, which reflects the FDA’s commitment to device innovation and protecting public health, is designed to expedite the development and provide priority review of innovative medical technologies that have the potential to significantly improve outcomes for patients with serious or life-threatening conditions. To be eligible for this designation, a device must demonstrate the potential to provide more effective treatment or diagnosis of a life-threatening or irreversibly debilitating condition. In addition, the device must meet at least one of the following criteria: it must represent breakthrough technology, have no approved or cleared alternatives, offer significant advantages over existing options, or be determined by the FDA to be in the best interest of patients.

Beyond regulatory acceleration, the AVIM therapy BDD may also support favorable reimbursement pathways, including eligibility for incremental inpatient reimbursement through the New Technology Add-on Payment and outpatient Transitional Pass-Through payments under the Center for Medicare & Medicaid Services programs. These mechanisms may help facilitate more timely access to breakthrough technologies while supporting provider adoption and patient access.

IDE Amendment for Virtue Trial

On April 29, 2025, the Company announced that it has received FDA approval for an IDE amendment to initiate an updated design of the Virtue Trial. Virtue SAB is a proprietary drug/device combination product candidate for the treatment of artery disease that is designed to deliver a proprietary, investigational, extended-release formulation of sirolimus (“SirolimusEFR™”) to the vessel wall during balloon angioplasty without the need for balloon coating or a permanent implant. The IDE amendment provides FDA regulatory clearance for Orchestra BioMed to initiate a U.S. pivotal clinical trial comparing its highly differentiated, next-generation Sirolimus-AngioInfusion™ Balloon, Virtue SAB, to the Boston Scientific AGENT paclitaxel-coated balloon, currently the only drug-coated balloon (“DCB”) FDA-approved for a coronary indication. Data from the Virtue Trial will be used to support regulatory approval in the United States. Virtue SAB and SirolimusEFR™ are investigational technologies owned by Orchestra BioMed, which also controls and is responsible for all regulatory filings, clinical operations, and drug and device supplies for the Virtue Trial. The Virtue trial is designed to randomize 740 patients across up to 75 centers in the United States. With the amended IDE approved by the FDA, Orchestra BioMed is currently targeting initiation of the Virtue Trial during the second half of 2025.

Virtue SAB is designed to deliver a proprietary extended-release formulation of sirolimus, SirolimusEFR™, through a non-coated microporous AngioInfusion™ Balloon that protects the drug in transit to consistently deliver a large liquid dose, overcoming the certain limitations of DCBs. SirolimusEFR™ is designed to enable tissue uptake and extended release of therapeutic levels of sirolimus, the “gold-standard” drug for preventing arterial restenosis, through the critical healing period of approximately 30 days. Virtue SAB has been previously granted FDA Breakthrough Device Designation for the treatment of coronary ISR as well as for coronary small vessel disease and peripheral artery disease below-the-knee.

Forward-Looking Statements

Certain statements included in this Current Report that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements relating to the potential benefits of BDD, including its ability to expedite FDA reviews and streamline reimbursement pathways, the number of patients to which the AVIM therapy BDD relates, the timing of the initiation of the Virtue Trial, the number of patients to be enrolled in the Virtue Trial, the potential safety and efficacy of the Company’s product candidates, including the ability of Virtue SAB to overcome certain limitations of DCBs. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; risks related to regulatory approval of the Company’s product candidates; the timing of, and the Company’s ability to achieve, expected regulatory and business milestones; the impact of competitive products and product candidates; and the risk factors discussed under the heading “Item 1A. Risk Factors” in the Company’s annual report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 31, 2025, as updated by any risk factors disclosed under the heading “Item 1A. Risk Factors” in the Company’s subsequently filed quarterly reports on Form 10-Q.

The Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. Given these risks and uncertainties, the Company cautions against placing undue reliance on these forward-looking statements, which only speak as of the date of this Current Report. The Company does not plan and undertakes no obligation to update any of the forward-looking statements made herein, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated April 22, 2025
99.2	Press Release dated April 29, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHESTRA BIOMED HOLDINGS, INC.

	By:	/s/ David Hochman
	Name:	David P. Hochman
	Title:	Chief Executive Officer

Date: April 29, 2025